                                                            Exhibit 10


                                   EXHIBIT A


     This Deferred Compensation amount covering the following officers enumerates the dollar amount of benefits payable under the Executive Supplemental Income Agreement. All rights and payment provisions are controlled by the Executive Supplemental Income Agreement effective on the 9 th. day of
                                                                -----
May, 1995.
----


                             DEFERRED COMPENSATION AMOUNT

ROBERT J. SCHOONOVER         180 equal monthly installments at $755.08

WILLIAM T. JOHNSON, JR.      180 equal monthly installments at $688.50

LEWIS N. WARE                180 equal monthly installments at $746.50

THOMAS K. DERBYSHIRE         180 equal monthly installments at $1,069.00

SREWART C. HOWELL, JR.       180 equal monthly installments at $511.75

WILMA D. FARRIS              180 equal monthly installments at $214.33

DOROTHY ERICKSON             180 equal monthly installments at $48.23





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